MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund

Supplement dated November 12, 2008 (“Supplement”)
to the MainStay Income and Blended Funds Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Cash Reserves Fund, a series of Eclipse Funds Inc., MainStay Money Market Fund and MainStay Principal Preservation Fund, each a series of The MainStay Funds, (each a “Fund” and collectively, the “Funds”). You may obtain copies of the Funds’ Prospectus and applicable Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

This Supplement supersedes the Supplement to the Prospectus dated October 3, 2008.

1.    At a meeting held on October 3, 2008, the Board of Trustees of The MainStay Funds and the Board of Directors of Eclipse Funds Inc. approved the Funds’ participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (the “Program”). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in a Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. The Program runs through December 18, 2008, unless the Treasury Department determines to extend it. If the Program is extended, the Funds will consider whether to continue to participate.

The Program applies only to shareholders of record of the Funds on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage, he or she should contact the carrying firm before closing an account.

Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds.

As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

2.    The section entitled “Not Insured—You Could Lose Money” on page 5 of the Prospectus is hereby amended to include the following as the third paragraph of the section:

Notwithstanding the preceding statement, shareholders of the MainStay Cash Reserves Fund, MainStay Money Market Fund, and MainStay Principal Preservation Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

MAINSTAY GROUP OF FUNDS

MainStay Cash Reserves Fund Sweep Shares

Supplement dated November 12, 2008 (“Supplement”)
to the MainStay Cash Reserves Fund Sweep Shares Prospectus dated February 28, 2008 (“Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus for MainStay Cash Reserves Fund’s Sweep Shares, a series of Eclipse Funds Inc. (the “Fund”). You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Fund’s website at mainstayinvestments.com. Please review this important information carefully.

This Supplement supersedes the Supplement to the Prospectus dated October 3, 2008.

1.    At a meeting held on October 3, 2008, the Board of Directors of Eclipse Funds Inc. approved the Fund’s participation in the U.S. Treasury Department’s Temporary Money Market Fund Guarantee Program (the “Program”). The Program seeks to guarantee the net asset value of certain shares of participating money market funds as of September 19, 2008. To the extent that funds are available in the Program, any shares held by an investor in the Fund as of the close of business September 19, 2008 are insured against loss under the Program in the event that the Fund liquidates and the per share value at the time of liquidation is less than $1 per share. The Program runs through December 18, 2008, unless the Treasury Department determines to extend it. If the Program is extended, the Fund will consider whether to continue to participate.

The Program applies only to shareholders of record of the Fund on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares owned by the shareholder on September 19, 2008, or (b) the number of shares owned by the shareholder on the date on which a guarantee is triggered under the Program. Any increase in the number of shares a shareholder holds in the Fund after the close of business on September 19, 2008 will not be guaranteed. If a shareholder closes his/her account with the Fund or a broker-dealer, any future investment in the Fund will not be guaranteed.

If, during the time the Program is in effect, a shareholder transfers his or her Fund account from one brokerage firm (the carrying firm) to another (the receiving firm), the shareholder could lose the benefit of the guarantee upon closure of the account with the carrying firm or upon transfer of the shares to the receiving firm. If a shareholder has questions about a potential loss of coverage, he or she should contact the carrying firm before closing an account.

Participation in the initial three months of the Program requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008. This expense will be borne by the Fund without regard to any expense limitation currently in effect for the Fund.

As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion. As of the date of this Supplement, more information about the Program is available at http://www.ustreas.gov.

2.    The section entitled “Not Insured” on page 1 of the Prospectus is hereby amended to include the following as the second paragraph of the section:

Notwithstanding the preceding statement, shareholders of the Fund will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008 subject to the terms of the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE